IDT Corporation

(NYSE: IDT)

Investor Presentation

July 28, 2011

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about IDT's and its divisions' future performance;
- projections of IDT's and its divisions' results of operations or financial condition;
- statements regarding IDT's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of IDT's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on IDT's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the IDT's control. Such known and unknown risks, uncertainties and other factors may cause IDT's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in IDT's periodic filings made with the Securities and Exchange Commission.

IDT cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of IDT's current expectations concerning future results, events and conditions and IDT is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

IDT Overview

IDT Corp – Telecom, Technology and Media

- **IDT Telecom** - Global provider of voice and payment services
- **Fabrix -** Video storage and processing software
- **Zedge** - Social media platform for sharing mobile content
- **Other Assets** - VoIP IP, Point-to-Point Spectrum, NOLs

Genie Energy – Retail Energy and Oil Shale

- **IDT Energy** - Retail supplier of electricity and natural gas
- **AMSO** - Oil shale development in Colorado
- **IEI** - Oil shale development in Israel

IDT to spin off Genie Energy to Shareholders in 2011

Lines of Business – Post Spin-Off


IDT Corp
IDT Telecom
100%
Technology & Other
Telecom Platform Services
Consumer Phone Services
Fabrix
~70%
Zedge
81%
ICTI (IP Assets)
94.5%
Genie Energy
99.3%
IDT Energy
100%
Genie Oil & Gas
92%
American Shale Oil (AMSO)
50%
Israel Energy Initiatives (IEI)
89%

IDT Key Facts

Symbol	NYSE: IDT
Corporate Headquarters	Newark, NJ
Stock Price // 52 Week Range	$26.00 // $8.37 - $30.46
Shares Outstanding	22.7 million
Market Capitalization	$590 million
Volume (daily 90-day average)	225 thousand
Cash (Cash, cash equivalents and CD's)	$280 million
Debt (primarily non-recourse)	$37.0 million
Enterprise Value	$347 million
Revenue (TTM)*	$1.5 billion
Adjusted EBITDA (TTM)*	$50.5 million
Operating Cash Flow (TTM)*	$59.2 million
CapEx (TTM)	$10.9 million
Free Cash Flow (TTM)	$48.3 million
Free Cash Flow / EV	13.9%
Insider Ownership (Voting Power)	32.4% (77.6%)
Institutional Ownership	42.2%
Full Time Employees	~1300
Fiscal Year	July 31st
Accounting Firm	Grant Thornton LLP

* TTM - Twelve months ended April 30, 2011 (3Q11)

Capitalization

Equity

	Issued Shares (in millions)	Price	Fully Diluted (in millions)
Class B Common Stock (NYSE: IDT)	21.1	$26.00	$548.6
Class A Common Stock (Not Traded)	3.3	$26.00	$85.8
Total	**24.4**	**$26.00**	**$634.4**

	Issued Options (in millions)	Average Strike Price
Class B Common Stock Options	0.5	$33.12

Debt

		Principal Balance (in millions*)
Capital Lease Obligations		$2.8
Notes Payable		$34.2
Mortgages	$33.7	
Other	$0.5	
Total		**$37.0**

* As of April 30, 2011 (3Q11)

IDT Consolidated Financial Overview

Strong Bottom Line Improvement

Net Income Turn-around of $258 Million

(USD in millions)	TTM*	FY 10	FY09	FY 08
Revenue	$1,511.9	$1,401.4	$1,507.7	$1,725.7
Direct Cost	$1,214.9	$1,110.7	$1,160.1	$1,364.8
Gross Profit	$297.0	$290.7	$347.6	$360.9
Gross Margin %	*19.6%*	*20.7%*	*23.1%*	*20.9%*
SG&A	$236.5	$222.4	$289.0	$422.6
Research and Development	$10.0	$8.0	$9.0	$11.6
Adjusted EBITDA	$50.5	$60.3	$49.5	($73.2)
Income (loss) from Operations	$33.1	$32.2	($43.3)	($166.3)
Net Income (loss) attributable to IDT	**$34.0**	**$20.3**	**($155.4)**	**($224.3)**

** TTM – Twelve months ended April 30, 2011 (3Q11)*

Management

IDT CORP.

Howard S. Jonas is IDT's Chairman and Chief Executive Officer. He founded the Company in August 1990 as a provider of innovative long distance telecommunications services. Mr. Jonas received a B.A. in Economics from Harvard University.

Samuel (Shmuel) Jonas has served as Chief Operating Officer of the Company since June 2010. Mr. Jonas joined the Company in June 2008 and helped lead the Company through a fundamental restructuring in 2008-2009.

Bill Pereira has served as Chief Financial Officer of the Company since 2009. Prior to joining IDT, Mr. Pereira held positions at UBS and Prudential Insurance. Mr. Pereira holds a MBA from the New York University Stern School of Business and a B.S. from Rutgers University.

Ira A. Greenstein has served as President of IDT Corporation since 2001. Prior to joining IDT, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia Law School.

IDT TELECOM

Liore Alroy has served as an EVP of the Company since 2007 and as CEO, President and Co-Chairman of IDT Telecom since 2008. He also served as the CEO and a Director of Net2Phone. Mr. Alroy is a graduate of Cornell University and Columbia Law School.

Marcelo Fischer has been the CFO of IDT Telecom since 2007. He has also served as IDT's CFO and Treasurer. He previously held senior financial positions at several corporations. Mr. Fischer, a CPA, received his MBA from NYU's Stern School of Business and his B.A. from the University of Maryland.

GENIE ENERGY

Claude Pupkin has served as the CEO of Genie Energy since 2010 and is an EVP of the Company. Prior to joining IDT in 2003, Mr. Pupkin led JP Morgan Chase's Latin America Telecommunications Investment Banking business. Mr. Pupkin earned a MBA from Wharton, an M.A. from the University of Pennsylvania and a B.A. from the University of Maryland.

Geoffrey Rochwarger has served as the Vice Chairman of Genie Energy since 2010. He is the founder, Chairman and CEO of IDT Energy. Mr. Rochwarger previously served as President of IDT Capital, and as the EVP of IDT Telecom. He holds a B.A. from Yeshiva University.

Avi Goldin has served as the CFO of Genie Energy since April 2011 and has been a VP of IDT since 2009. Prior to joining IDT in 2004, he held several equity research positions on Wall Street. Mr. Goldin, a CFA, received an MBA from NYU's Stern School of Business and a B.A. from Yeshiva University.

IDT Telecom - Overview

Integrated Product & Distribution Company Built Around Network Accessible Services

- $1.3 billion in revenue (TTM)
- $53.6 million of free cash flow (TTM)
- Top global carrier of international minutes
- Leading global provider of prepaid voice products
- Driving top-line growth (13% YOY) organically through new product development and execution

TPS - Product Portfolio & Channels

Carrier - Wholesale

Retail | **Reseller**

Voice	Payments
Carrier Interconnects	Gift Cards
Calling Cards	Reloadable Debit
Call Shop	Int'l Mobile Top-Up
Voiceline	*Remittance*
Cable Telephony	
Mobile Apps	

Direct

IDT Telecom – Platform Services

Distribution Channels

Retail

- Market, distribute and sell prepaid voice and payment products
- Target immigrant communities via global distribution network
- Rapid growth for new products (Boss Revolution, IMTU)
- Expanding into remittance services


PennyTalk

Wholesale Carrier

- Provide wholesale telecommunications voice services
- Maintain over 800 carrier relationships in ~ 225 countries on 6 continents
- Purchase minutes for all of IDT Telecom


Mexico
jetBlue
AIRWAYS
L.A.
EASY TALK

Reseller

- Provide turnkey, VoIP-based telephony products and services to smaller telecom operators worldwide

Direct to consumer

- Sell prepaid and rechargeable cards direct to consumers via online and offline media


BOSS
U.S.A.
Phone Card

TPS – Operational & Financial Trends

IDT

Minutes
(in billions)


26
24
22
20
18
16
14
12
10
2009
2010
TTM*

Revenue
(in millions)


1,500
1,300
1,100
900
700
500
2009
2010
TTM*

Deferred Revenue
(in millions)


85
80
75
70
65
60
55
50
Jul-09
Jul-10
Apr-11

Gross Profit
(in millions)


250
200
150
100
2009
2010
TTM*

GM 20.3% 17.9% 17.3%

SG&A
(in millions)


220
200
180
160
140
120
100
2009
2010
TTM*

Adjusted EBITDA
(in millions)


45
40
35
30
25
20
2009
2010
TTM*

** TTM – Twelve months ended April 30, 2011 (3Q11)*

Fabrix

Video Storage, Processing & Delivery Platform

Superior technical solution for video applications

- Cloud based DVR
- Deep video storage
- Video streaming
- Advanced advertising (ad insertion & targeted ads)

Current deployments / customer wins

- US Tier One cable operator's cloud-based DVR offering (replaces box-top DVRs)
- Major N. American operator's deep video storage expansion

Potential applications across various industry verticals

- Media and entertainment
- Life sciences
- Security and surveillance
- Oil and gas

Revenues derived from licensing & maintenance

Zedge

www.zedge.net

- Largest global personalization and entertainment (ringtones, wallpapers, apps, games, etc.) distribution platform for feature phones, Android smartphones and tablets
- Viral growth with mobile community focus – 40MM+ monthly unique visitors and 6MM+ daily downloads
- Leading Android app with worldwide ranking in top 25*
- Proprietary technology platform for high value targeting and personalized content recommendations
- Push into social gaming to facilitate sale of virtual goods and transaction based revenue
- Worldclass team with experience from Google, Yahoo and Microsoft
- EBITDA breakeven



ZEDGE

Android Marketplace as of July 5, 2011

Other Assets

- IP for computer to computer (including VoIP) communications
- Nationwide point-to-point spectrum
- Net Operating Loss (NOL) carry forwards significantly reduce effective tax rate

IDT Energy - Overview

IDT Energy is an energy services company (ESCO)

- Founded in 2004, now largest independent residential ESCO in New York State
- Purchases electricity & gas in wholesale markets for resale to end users
- Delivery, billing & collections remain responsibility of incumbent utility

Value Proposition

- Customers: Power of choice (no fees) and expectation of savings
- Utilities: POR and consolidated billing provide revenues while reducing load-based risk

Risk averse business model

- Focused on residential and small business customer
  - Variable customer pricing
  - Naturally short position enables purchase of supply in the spot market
  - No long term contracts with fixed rates
- Favorable ESCO regulatory environment
  - Purchase of Receivables (POR) programs limit bad debt exposure
  - Liquid and transparent wholesale commodity market

Deregulating markets provide growth opportunities

- Entered NJ and PA markets in the Spring of 2010
- Looking at opportunities in other deregulating markets

IDT Energy – Markets & Opportunities

IDT®

Meter Migration and Market Share in Key States*

	Total Meters (in thousands)	Residential Meters (in thousands)	Res. Meters Migrated to ESCOs (in thousands)	% Res. Meters Migrated	IDT Market Share
Long-Term Territories					
New York	**11,480**	**10,131**	**1,906**	**19%**	**16%**
New Territories					
Pennsylvania - Electric only (PPL, PECO)	**2,970**	**2,613**	**751**	**29%**	**2%**
New Jersey (PSEG, SJG)	**4,263**	**3,777**	**214**	**6%**	**17%**
Total	**7,233**	**6,390**	**965**	**15%**	**5%**
Planned Expansion 2011-2012					
Pennsylvania - Electric only (Remainder)	**2,680**	**2,300**	**242**	**11%**	
New Jersey - (Remainder)	**2,500**	**2,230**	**179**	**8%**	
Total	**5,180**	**4,530**	**421**	**9%**	
Prospective Markets					
Maryland, Illinois, Connecticut	**13,100**				

•Data compiled from state regulatory agencies. Regulatory reports are provided in inconsistent formats and represent a range of reporting dates. As a result, data presented represents an approximation as of April 30, 2011 (3Q11).

Genie Oil and Gas - Strategic Vision

Now is the time for unconventional resources

- Protracted tightening in the global oil supply
  - Global consumption at a record 88mm bpd, expected annual demand growth of 1.5mm bpd
  - Increasing reliance on unconventional resources and approaches to meet demand growth and compensate for conventional oil field depletions
- Sustained period of high oil prices
  - Current $97 WTI* price represents a 147% increase compared to 2009 recession trough despite weak global economy
  - Global consumption has returned to pre-downturn levels
- Significant recent technological advances in extraction technology has led to viability of Canadian oil sands and U.S. shale gas plays

** West Texas Intermediate crude oil*

Oil Shale – Genie's In-Situ Recovery

- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen
- When oil shale is heated to ~650°F the kerogen generates hydrocarbon liquids and gases



- In-situ extraction has significant technical and environmental advantages and yields substantial net energy gains
- Produces a light hydrocarbon product composed of naphtha, jet, diesel + natural gas + hydrogen
- Estimated all-in production costs under $40 USD/barrel

Global Oil Shale Resources


1. Green River Formation – 1.5 Trillion Barrels
2. China – 355 Billion Barrels
3. Israel – 250 Billion Barrels
4. Russia – 245 Billion Barrels
5. Jordan – 102 Billion Barrels
6. Congo – 100 Billion Barrels
7. Brazil – 82 Billion Barrels
8. Italy – 73 Billion Barrels
9. Morocco – 54 Billion Barrels
10. Australia – 32 Billion Barrels

Source: World Energy Council, 2010 Survey of Energy Resources, 30th Oil Shale Symposium, Colorado School of Mines, 2010.

Genie Oil and Gas - Strategy

- Develop advanced technologies and IP for environmentally acceptable unconventional hydrocarbon resource extraction
- Secure access and rights to resources globally where these technologies can be applied
- Pursue resources as a stand alone company or in partnership with major oil & gas players and/or local partners
- Build world class scientific and technical team with experienced professionals from oil & gas fields to support technology development and global operations

World Class Technology Team

- Harold Vinegar, Ph.D. (Harvard University), Chief Scientist, IEI
  Chief Scientist Royal Dutch Shell (retired), 32 years experience in unconventional resources, 266 US patents, National Academy Engineering, National Research Council, Associate Scientist at Ben-Gurion University
- Alan Burnham, Ph.D. (University of Illinois), Chief Technology Officer, AMSO
  30+ years at Lawrence Livermore National Laboratory in oil shale and advanced energy research, 230 journal articles, conference papers, book chapters and technical reports, 3 patents and 3 patents pending
- Yuval Bartov, Ph.D. (Hebrew University), Chief Geologist, IEI
  10 years experience in oil shale in Israel and Colorado, Assistant Professor at the Colorado School of Mines , 40 Journal articles, conference papers, book chapters and technical reports
- Roger Day, Mechanical Engineer, Vice President of Operations, AMSO
  Natural resource project developer with 30 years in the Piceance Basin exploiting mineral resources; Pioneer of in-situ resource recovery and drilling techniques, 5 patents and 3 patents pending
- Scott Nguyen, Ph.D. (Harvard University), VP Technology, IEI
  Senior Physicist at Shell R&D, 20+ US patents and patent applications, Advisory Committee of American Institute of Physics Corporate Associates, Texas Israel Chamber of Commerce Cleantech Advisory Board
- Leonard Switzer, Ph.D. (University of Wisconsin), Director of Technology, AMSO
  Seven years at Praxair in industrial gas and combustion R&D, 7 journal articles and 1 patent

Strategic Advisory Board

- **Alan K. Burnham, PhD** - Chief Technology Officer, American Shale Oil, LLC. Formerly research scientist at Lawrence Livermore National Laboratory;
- **Dick Cheney** - 46th Vice President of the United States. Formerly President and CEO of Halliburton Company, and U.S. Secretary of Defense;
- **Jim Courter** - Vice Chairman and formerly CEO of IDT, Chairman of the Defense Base Closure and Realignment Commission, and Member of Congress;
- **Rupert Murdoch** - Founder, Chairman of the Board, and CEO of News Corporation;
- **Wes Perry** - Chairman, Genie Energy. Founder and CEO of E.G.L. Resources, an energy exploration and development company;
- **Allan Sass, PhD** - Former President and CEO of Occidental Oil Shale, a subsidiary of Occidental Petroleum;
- **Eugene A. Renna** - Director of Ryder System, Inc. Formerly Executive Vice President and a member of Exxon Mobil's Board. Formerly President, Chief Operating Officer and Director of Mobil Corporation;
- **Jacob Rothschild, OM, GBE** - Chairman of the J. Rothschild group of companies and of RIT Capital Partners plc (RITCP). Chairman of Five Arrows Limited. Noted philanthropist and Chairman of the Rothschild Foundation;
- **Michael Steinhardt** - Principal Manager, Steinhardt Management LLC. Founder Steinhardt, Fine, Berkowitz & Co., and noted philanthropist;
- **Stephen M. Trauber** - Head of Global Energy Investment Banking at Citigroup;
- **Harold Vinegar, PhD** – Chief Technology Officer of IEI. Formerly Chief Scientist - Royal Dutch Shell.

Israel Energy Initiatives (IEI)

Exclusive oil shale exploration license in Israel

- Covers 238 sq. km in south of Hashfela region
- Estimated 40 billion recoverable boe
- Subject to permitting and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long term commercial lease
- License contains mechanisms for returning excess land to government
- Pilot test planned for 2012-2013


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Gilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Eilat
IEI License Area

Oil Shale Potential of Israel

- Israel has one of the largest and best oil shale deposits in the world for in situ conversion
- Richness: ~ 23 - 25 gal/ton
- Thickness: up to 300 m thick with 100 m thick High Grade Zone
- Very Low Water Inflow to Wells
- Complete Isolation from Aquifer



Shale oil produced in BGU lab from IEI's license area

American Shale Oil - AMSO

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by Genie & 50% by Total, S.A.
- IDT operating during pre-commercial phase
- Total funding the majority of R&D expenditures, provides technical expertise, and will operate commercial project
- Lease provides 160 acres for testing in-situ technologies
- Demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe total in place of which ~2 billion is within the target illite oil shale layer.
- Commercial production target 100,000 boe per day for 25+ years
- Pilot test planned for fall 2011. If successful, move to demo phase (2012-'15) to prove commercial viability.


Piceance Basin
0
15
Miles
Shell
2.5
2.0
AMSO
Preference-
Right Area
Chevron
1.5
1.0
0.5
Resource quality,
in millions of
barrels per acre

Illustrative Oil Shale Project Timeline

Two Years	Two Years	Two/Three Years	
Appraisal Phase	Pilot Phase	Demo Phase	Commercial Operations
Conduct comprehensive geological survey	Design, construct and operate a pilot facility Production of ~500+ barrels in total *First Oil Produced* Demonstrate technical and commercial viability of the technology	Construct design and operate demo facility Up to 2,000 bpd steady state production	Scale up to full commercial operations

Investment Considerations

- **Strong, liquid balance sheet (see Appendix)**
  - Cash, cash equivalents and CD's over $12/share
  - Minimal goodwill & intangible assets
  - Mainly non-recourse debt
- **Core businesses are growing and generating Free Cash Flow**
  - $78M in free cash flow in TTM from telecom and retail energy businesses
  - IDT Telecom - 6 consecutive quarters of revenue growth in core segment
  - IDT Energy – Cash flow positive since inception. Expanding geographically (NJ & PA)
- **Near and long term upside from non-core businesses**
  - Short term - Zedge, Fabrix
  - Long term - oil shale ventures in Colorado (AMSO) and Israel (IEI)
- **Dividend yield near 3.5%**

Closing the Gap on Valuation

Asset	Valuation Methodology	Valuation Metric	Valuation
IDT Telecom	Industry Multiples/ Transactions	Low 3.5X EBITDA $50M High 5.4X	$175M - $270M
IDT Energy	Industry Multiples/ Transactions	Low 4.4X EBITDA $30M High 5.5X	$130M - $165M
Genie Oil & Gas	Most Recent Investment	Investment Valuation	$200M
Cash & Investments	Cash is Cash	Cash Value	$280M
Total			**$785M - $915M**
Free Options			**Fabrix Zedge IP NOLs**

APPENDIX

Financial Overview by Business Unit

(USD in millions)	TTM*	FY 10	FY 09
Revenue			
IDT Telecom	$1,300.0	$1,193.8	$1,237.1
IDT Energy	$203.6	$201.4	$264.7
All Other	$8.3	$6.3	$5.8
Total	**$1,511.9**	**$1,401.4**	**$1,507.7**
Gross Profit			
IDT Telecom	$236.0	$227.7	$270.3
IDT Energy	$54.0	$57.8	$72.2
All Other	$7.0	$5.2	$5.1
Total	**$297.0**	**$290.7**	**$347.6**
Gross Margin %			
IDT Telecom	18.2%	19.1%	21.8%
IDT Energy	26.5%	28.7%	27.3%
All Other	84.3%	83.8%	87.3%
Total	**19.6%**	**20.7%**	**23.1%**
Total SG&A and R&D			
IDT Telecom	$186.2	$180.2	$220.9
IDT Energy	$25.5	$19.8	$26.7
Genie Oil and Gas	$9.8	$6.5	$6.4
All Other	$10.8	$12.1	$15.6
Corporate	$14.2	$11.8	$28.4
Total	**$246.5**	**$230.4**	**$298.0**
Adjusted EBITDA			
IDT Telecom	$49.8	$47.4	$49.4
IDT Energy	$28.5	$38.0	$45.5
Genie Oil and Gas	($9.8)	($6.5)	($6.4)
All Other	($3.8)	($6.8)	($10.5)
Corporate	($14.2)	($11.8)	($28.4)
Total	**$50.5**	**$60.3**	**$49.5**

** TTM – Twelve months ended April 30, 2011 (3Q11)*

Balance Sheet Overview

(USD in millions)	3Q11	4Q10	4Q09
Cash, marketable securities and short term investments	$280.1	$235.3	$189.2
Accounts receivable	$128.2	$105.2	$138.7
Other current assets	$41.8	$40.6	$35.0
Assets of discontinued operations	-	-	$18.8
Total current assets	**$450.1**	**$381.1**	**$381.7**
Property, plant and equipment, net	$90.9	$96.9	$129.1
Intangible assets and goodwill	$21.6	$22.1	$22.6
Investments and other assets	$18.7	$17.7	$26.2
Total assets	**$581.3**	**$517.8**	**$559.6**
Accounts payable, accrued expenses & inc. taxes payable	$232.2	$209.1	$234.0
Debt payable	$3.4	$6.7	$7.9
Deferred revenue	$82.2	$69.2	$67.5
Liabilities of discontinued operations	-	-	$5.5
Total current liabilities	**$317.8**	**$285.0**	**$314.9**
Long term debt	$33.5	$34.0	$48.5
Other liabilities	$10.9	$12.8	$16.8
Total liabilities	**$362.2**	**$331.8**	**$380.2**
Noncontrolling interests	($2.2)	$2.2	$3.1
Shareholders' equity	$221.3	$183.8	$176.3
Total liabilities & equity	**$581.3**	**$517.8**	**$559.6**

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

IDT's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) impairments, (3) severance and other charges, and (4) loss on settlements and other, net, and deduct (1) gains on settlements and other, net, and (2) arbitration award income. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2011, fiscal 2010, fiscal 2009 and fiscal 2008 periods.

Management believes that IDT's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of IDT's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While IDT's business may be capital intensive, IDT has significantly reduced its capital expenditures to date and intends to incur capital expenditures at the reduced levels going forward. Since IDT's telecommunications network is less costly than in the past, IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

(continued on next page)

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures *(continued from previous page)*

The impairments, and severance and other charges are also excluded in the calculation of Adjusted EBITDA. Impairments are primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. Severance and other charges are reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, severance and other charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Finally, the gains (losses) on settlements and other, net, and the arbitration award income, which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. Although IDT has insurance claims and sells or disposes of businesses and sells interests in businesses from time-to-time and has a number of matters under litigation, such claims, sales, disposals and/or settlements do not occur each quarter nor are they part of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

IDT's measure of Free Cash Flow is derived from its statement of cash flows and is computed as net cash provided by operating activities less capital expenditures. Management believes Free Cash Flow provides investors with an important perspective on IDT's cash available to service debt and IDT's ability to make strategic acquisitions and investments, maintain its capital assets, repurchase its common stock, pay dividends and fund ongoing operations. As a result, Free Cash Flow is a significant measure of IDT's ability to generate long-term value. Management believes the presentation of Free Cash Flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. In addition, management believes that Free Cash Flow is a primary measure used externally by investors, analysts and peers for purposes of valuation and comparing IDT's operating performance to the performance of other companies in the telecommunications and energy industries.

Since Free Cash Flow is not a measure of performance calculated in accordance with GAAP, Free Cash Flow should not be considered in isolation of, or a substitute for, or superior to, net income as an indicator of operating performance or net cash provided by operating activities as a measure of liquidity. IDT's measure of Free Cash Flow may not be comparable to similarly titled measures used by other companies. In addition, Free Cash Flow does not represent residual cash available for discretionary use, since various non-discretionary expenditures, such as distributions to noncontrolling interests, repayments of capital lease obligations and repayments of borrowings are not deducted from IDT's measure.

Following are reconciliations of Adjusted EBITDA and Free Cash Flow to the most directly comparable GAAP measure for both IDT's reportable segments and for IDT on a consolidated basis.

Reconciliation of Non-GAAP Financials

IDT Facts and Figures Page 5 *(in thousands)*		IDT Corporation TTM
Free Cash Flow (FCF)	$	48,283
Add: Capital expenditures		10,903
Net cash provided by operating activities	$	59,186

IDT Facts and Figures Page 5 *(in thousands)*		IDT Corporation TTM
Adjusted EBITDA	$	50,519
Subtract (add):		
Depreciation and amortization		24,426
Impairments		15
Severance and other charges		1,428
Arbitration award income		-
(Gains) losses on settlements and other, net		(8,488)
Income (loss) from operations	$	33,138

Reconciliation of Non-GAAP Financials

IDT Consolidated Financial Overview
Page 7

(in thousands)	TTM	FY 10	FY 09	FY 08
Adjusted EBITDA	$ 50,519	$ 60,346	$ 49,485	$ (73,211)
Subtract (add):				
Depreciation and amortization	24,426	33,426	47,698	63,852
Impairments	15	(86)	38,351	24,831
Severance and other charges	1,428	4,927	9,332	34,872
Arbitration award income	-	-	-	(40,000)
(Gains) losses on settlements and other, net	(8,488)	(10,084)	(2,598)	9,569
Income (loss) from operations	$ 33,138	$ 32,163	$ (43,298)	$ (166,335)

IDT Telecom - Overview
Page 9

(in thousands)	*(in thousands)* TTM
Free Cash Flow (FCF)	$ 53,613
Add: Capital expenditures	9,317
Net cash provided by operating activities	$ 62,930

Investment Considerations
Page 28

(in thousands)	IDT Telecom TTM	IDT Energy TTM	Total Core TTM
Free Cash Flow (FCF)	$ 53,613	$ 15,404	$ 69,017
Add: Capital expenditures	9,317	-	9,317
Net cash provided by operating activities	$ 62,930	$ 15,404	$ 78,334

Reconciliation of Non-GAAP Financials

Financial Overview By Business Unit
Page 31

FY 2009	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 49,366	$ 45,505	$ (6,430)	$ (10,533)	$ (28,424)	$ 49,484
Subtract (add):						
Depreciation and amortization	42,643	118	-	3,666	1,270	47,697
Impairments	29,063	-	-	9,288	-	38,351
Severance and other charges	4,799	23	-	898	3,612	9,332
Gain on settlements and other, net	-	-	(2,598)	-	-	(2,598)
Income (loss) from operations	$ (27,139)	$ 45,364	$ (3,832)	$ (24,385)	$ (33,306)	$ (43,298)

FY 2010	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 47,425	$ 37,998	$ (6,481)	$ (6,824)	$ (11,772)	$ 60,346
Subtract (add):						
Depreciation and amortization	29,330	86	-	2,969	1,042	33,427
Impairments	9	-	-	(94)	-	(85)
Severance and other charges	1,624	99	-	32	3,172	4,927
(Gains) losses on settlements and other, net	(10,418)	-	-	334	-	(10,084)
Income (loss) from operations	$ 26,880	$ 37,813	$ (6,481)	$ (10,065)	$ (15,986)	$ 32,161

TTM	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 49,837	$ 28,467	$ (9,809)	$ (3,815)	$ (14,161)	$ 50,519
Subtract (add):						
Depreciation and amortization	20,848	30	-	2,845	703	24,426
Impairments	4	-	-	11	-	15
Severance and other charges	1,152	36	-	-	240	1,428
Gains on settlements and other, net	(5,030)	-	-	(3,958)	500	(8,488)
Income (loss) from operations	$ 32,863	$ 28,401	$ (9,809)	$ (2,713)	$ (15,604)	$ 33,138

IDT Corporation